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                                                                    Exhibit 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
e-centives, Inc.

We consent to the use of our reports included herein and the reference to our firm under the heading "Experts" and "Selected Financial Data" in the prospectus.

                                             /s/ KPMG LLP

McLean, Virginia
July 3, 2001